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                                                                    EXHIBIT 99.1

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of FelCor Lodging Limited Partnership (the "Registrant") on Form 10-Q for the quarter ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certifies, in the capacity as indicated below and pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.


                                     /s/ Thomas J. Corcoran, Jr.
                                     ------------------------------------------
                                     Thomas J. Corcoran, Jr.
                                     Chief Executive Officer of FelCor Lodging
                                     Trust Incorporated, as general partner of
                                     FelCor Lodging Limited Partnership